United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 24, 2012

GeneLink, Inc.

(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8240 Exchange Dr. Suite C1, Orlando, FL 32809

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 558-4363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 27, 2012, GeneLink, Inc. (the “Company”) filed a Current Report on Form 8-K reporting a Change in Registrants Certifying Accountant. This amendment No.1 amends Item 4.01 of the subject Current Report on Form 8-K to provide information regarding the dismissal of Cross, Fernandez & Riley, LLP (“CFR”) for the 2011 reporting year, and also to include Item 9.01 to provide the Letter of CFR filed pursuant to Item 304 of Regulation S-K.

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 24, 2012, the Company engaged Hancock Askew & Co., LLP (“Hancock Askew”), an independent member of the BDO Seidman, LLP Alliance network of firms, to be the Company’s independent registered public accounting firm as approved by Audit Committee and ratified by the Board of Directors

On March 14, 2012, the Company engaged Cross, Fernandez and Riley, LLP (“CFR”), an independent member of the BDO Seidman, LLP Alliance network of firms, to audit the Company’s financial statements. Due to the 2011 engagement of CFR to assist management in researching the appropriate accounting treatment for the sale of its Genewize subsidiary under the Stock Purchase Agreement with Capsalus Corp. and the related license and distribution agreement, as discussed in the Company’s 8-K filing dated March 14, 2012, CFR is not considered to be independent for the purposes of auditing the Company’s financial statements for 2011.

Though CFR is the principal auditor for the 2010 financial statements, on April 24, 2012 the Company dismissed CFR for the 2011 reporting year due to the lack of independence for that year. In the period from CFR’s appointment until April 24, 2012, there were no disagreements with CFR on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of CFR, would have caused CFR to make reference to the matter in its report of the financial statements, and there were no reportable events as defined in Item 304 of Regulation S-K.

As a result of the dismissal, the Company has engaged Hancock Askew to audit the Company’s 2011 financial statements. There has been no decision regarding CFR’s independence for 2012. Should any change in principal auditor take place for the subsequent year, the Company will make any required filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
16	Letter of Cross, Fernandez & Riley LLP filed pursuant to Item 304 of Regulation S-K

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc.

(Registrant)

By: /s/ Bernard L. Kasten, Jr. M.D.

Bernard L. Kasten, Jr. M.D.

Chief Executive Officer

Dated: May 4, 2012

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EXHIBIT INDEX

Exhibit Number	Description
16	Letter of Cross, Fernandez & Riley, LLP filed pursuant to Item 304 of Regulation S-K

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